Employee Benefit Plans (Schedule of Weighted Average Assumptions Used to Determine the Benefit Obligation And the Net Periodic Cost) (Details)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Pension Plans And Other Postretirement Benefits [Abstract]
Discount rate, benefit obligation	4.54%	3.43%
Discount rate, net periodic pension cost	3.43%	3.90%
Expected long-term return on plan assets	6.50%	6.50%
Rate of compensation increase	0.00%	0.00%